Exhibit 99.3

Brighthouse Financial, Inc.
Financial Supplement

Fourth Quarter 2019

Table of Contents	Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income (loss) available to shareholders (1)	$(1,077)	$676	$377	$(737)	$1,442
Adjusted earnings (1)	$282	$(169)	$254	$232	$186
Adjusted earnings, less notable items (1), (2)	$265	$260	$296	$259	$199
Total corporate expenses (3)	$283	$248	$242	$225	$233

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$16,172	$17,695	$16,276	$14,999	$14,418
Less: Preferred stock, net	412	412	412	412	—
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$15,760	$17,283	$15,864	$14,587	$14,418
Less: AOCI	3,240	3,567	2,702	1,670	716
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$12,520	$13,716	$13,162	$12,917	$13,702

Return on Common Equity
Return on common equity (1)	(4.9)%	11.7%	5.7%	1.4%	6.3%
Return on common equity, excluding AOCI (1)	(5.8)%	13.4%	6.3%	1.5%	6.7%
Adjusted return on common equity (1)	4.5%	3.8%	7.3%	6.5%	6.9%

Earnings Per Common Share, Diluted (1), (4)
Net income (loss) available to shareholders per common share	$(10.02)	$6.06	$3.27	$(6.31)	$12.14
Adjusted earnings per common share	$2.61	$(1.52)	$2.19	$1.98	$1.56
Adjusted earnings, less notable items per common share	$2.46	$2.33	$2.56	$2.21	$1.68
Weighted average common shares outstanding	107,840,324	111,527,480	115,536,654	117,229,854	118,685,082

Book Value Per Common Share
Book value per common share (1)	$148.64	$158.18	$140.83	$125.55	$122.67
Book value per common share, excluding AOCI (1)	$118.08	$125.53	$116.85	$111.18	$116.58
Ending common shares outstanding	106,027,301	109,264,305	112,644,952	116,182,687	117,532,336

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Revenues	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Premiums	$209	$214	$232	$227	$223	$882	$900
Universal life and investment-type product policy fees	950	867	888	875	899	3,580	3,835
Net investment income	898	928	942	811	862	3,579	3,338
Other revenues	107	94	96	92	89	389	397
Revenues before NIGL and NDGL	2,164	2,103	2,158	2,005	2,073	8,430	8,470
Net investment gains (losses)	33	27	63	(11)	(86)	112	(207)
Net derivative gains (losses)	(1,891)	1,057	149	(1,303)	2,039	(1,988)	702
Total revenues	$306	$3,187	$2,370	$691	$4,026	$6,554	$8,965

Expenses
Interest credited to policyholder account balances	$268	$272	$265	$258	$270	$1,063	$1,079
Policyholder benefits and claims	734	1,319	845	772	899	3,670	3,272
Amortization of DAC and VOBA	9	181	170	22	469	382	1,050
Interest expense on debt	47	49	48	47	45	191	158
Other expenses	620	562	573	545	556	2,300	2,417
Total expenses	1,678	2,383	1,901	1,644	2,239	7,606	7,976
Income (loss) before provision for income tax	(1,372)	804	469	(953)	1,787	(1,052)	989
Provision for income tax expense (benefit)	(303)	119	85	(218)	345	(317)	119
Net income (loss)	(1,069)	685	384	(735)	1,442	(735)	870
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	—	5	5
Net income (loss) attributable to Brighthouse Financial, Inc.	(1,070)	683	384	(737)	1,442	(740)	865
Less: Preferred stock dividends	7	7	7	—	—	21	—
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(1,077)	$676	$377	$(737)	$1,442	$(761)	$865

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Investments:
Fixed maturity securities available-for-sale	$71,036	$70,723	$67,211	$64,847	$62,608
Equity securities	147	148	153	150	140
Mortgage loans, net	15,753	15,359	15,078	14,504	13,694
Policy loans	1,292	1,332	1,342	1,385	1,421
Limited partnerships and limited liability companies	2,380	2,353	2,296	2,253	2,291
Short-term investments	1,958	1,985	793	799	—
Other invested assets	3,216	4,734	3,064	2,302	3,027
Total investments	95,782	96,634	89,937	86,240	83,181
Cash and cash equivalents	2,877	4,289	3,981	3,864	4,145
Accrued investment income	684	732	747	791	724
Reinsurance recoverables	13,990	13,412	13,366	13,098	12,929
Premiums and other receivables	770	973	865	928	768
DAC and VOBA	5,448	5,317	5,492	5,680	5,717
Current income tax recoverable	17	14	—	—	1
Other assets	584	577	610	618	573
Separate account assets	107,107	103,928	106,214	105,211	98,256
Total assets	$227,259	$225,876	$221,212	$216,430	$206,294
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$39,686	$39,846	$38,280	$37,157	$36,209
Policyholder account balances	45,771	44,919	42,941	41,177	40,054
Other policy-related balances	3,111	3,079	3,041	3,005	3,000
Payables for collateral under securities loaned and other transactions	4,391	5,291	4,094	3,990	5,057
Long-term debt	4,365	4,365	4,365	4,364	3,963
Current income tax payable	—	—	14	19	15
Deferred income tax liability	1,355	1,749	1,364	1,005	972
Other liabilities	5,236	4,939	4,558	5,438	4,285
Separate account liabilities	107,107	103,928	106,214	105,211	98,256
Total liabilities	211,022	208,116	204,871	201,366	191,811
Equity
Preferred Stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	12,908	12,897	12,893	12,889	12,473
Retained earnings (deficit)	585	1,662	986	609	1,346
Treasury stock	(562)	(432)	(306)	(170)	(118)
Accumulated other comprehensive income (loss)	3,240	3,567	2,702	1,670	716
Total Brighthouse Financial, Inc.’s stockholders’ equity	16,172	17,695	16,276	14,999	14,418
Noncontrolling interests	65	65	65	65	65
Total equity	16,237	17,760	16,341	15,064	14,483
Total liabilities and equity	$227,259	$225,876	$221,212	$216,430	$206,294

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended December 31, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$32	$154	$1	$22	$209
Universal life and investment-type product policy fees	585	109	191	—	885
Net investment income	457	106	323	18	904
Other revenues	79	6	7	4	96
Total adjusted revenues	$1,153	$375	$522	$44	$2,094

Adjusted expenses
Interest credited to policyholder account balances	$151	$26	$91	$—	$268
Policyholder benefits and claims	134	190	371	14	709
Amortization of DAC and VOBA	95	4	—	3	102
Interest expense on debt	—	—	—	47	47
Other operating costs	449	61	53	57	620
Total adjusted expenses	829	281	515	121	1,746
Adjusted earnings before provision for income tax	324	94	7	(77)	348
Provision for income tax expense (benefit)	59	19	1	(21)	58
Adjusted earnings after provision for income tax	265	75	6	(56)	290
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	8	8
Adjusted earnings	$265	$75	$6	$(64)	$282

	For the Three Months Ended December 31, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$44	$155	$1	$23	$223
Universal life and investment-type product policy fees	594	61	180	(3)	832
Net investment income	398	115	331	19	863
Other revenues	78	4	6	1	89
Total adjusted revenues	$1,114	$335	$518	$40	$2,007

Adjusted expenses
Interest credited to policyholder account balances	$147	$25	$98	$—	$270
Policyholder benefits and claims	174	153	351	16	694
Amortization of DAC and VOBA	198	35	—	3	236
Interest expense on debt	—	—	—	45	45
Other operating costs	387	42	47	80	556
Total adjusted expenses	906	255	496	144	1,801
Adjusted earnings before provision for income tax	208	80	22	(104)	206
Provision for income tax expense (benefit)	33	16	4	(33)	20
Adjusted earnings after provision for income tax	175	64	18	(71)	186
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	—	—
Adjusted earnings	$175	$64	$18	$(71)	$186

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Year Ended December 31, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$198	$592	$2	$90	$882
Universal life and investment-type product policy fees	2,326	279	716	(5)	3,316
Net investment income	1,809	436	1,265	75	3,585
Other revenues	315	21	26	16	378
Total adjusted revenues	$4,648	$1,328	$2,009	$176	$8,161

Adjusted expenses
Interest credited to policyholder account balances	$584	$105	$373	$—	$1,062
Policyholder benefits and claims	609	719	2,016	59	3,403
Amortization of DAC and VOBA	516	5	—	14	535
Interest expense on debt	—	—	—	191	191
Other operating costs	1,676	211	200	213	2,300
Total adjusted expenses	3,385	1,040	2,589	477	7,491
Adjusted earnings before provision for income tax	1,263	288	(580)	(301)	670
Provision for income tax expense (benefit)	235	57	(126)	(121)	45
Adjusted earnings after provision for income tax	1,028	231	(454)	(180)	625
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	26	26
Adjusted earnings	$1,028	$231	$(454)	$(206)	$599

	For the Year Ended December 31, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$185	$616	$1	$98	$900
Universal life and investment-type product policy fees	2,491	317	776	(13)	3,571
Net investment income	1,536	449	1,310	57	3,352
Other revenues	355	7	25	10	397
Total adjusted revenues	$4,567	$1,389	$2,112	$152	$8,220

Adjusted expenses
Interest credited to policyholder account balances	$593	$113	$372	$—	$1,078
Policyholder benefits and claims	607	655	1,595	64	2,921
Amortization of DAC and VOBA	505	95	—	16	616
Interest expense on debt	—	—	—	158	158
Other operating costs	1,629	241	202	345	2,417
Total adjusted expenses	3,334	1,104	2,169	583	7,190
Adjusted earnings before provision for income tax	1,233	285	(57)	(431)	1,030
Provision for income tax expense (benefit)	210	57	(14)	(120)	133
Adjusted earnings after provision for income tax	1,023	228	(43)	(311)	897
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	5	5
Adjusted earnings	$1,023	$228	$(43)	$(316)	$892

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Premiums	$32	$48	$60	$58	$44	$198	$185
Universal life and investment-type product policy fees	585	596	584	561	594	2,326	2,491
Net investment income	457	461	470	421	398	1,809	1,536
Other revenues	79	79	80	77	78	315	355
Total adjusted revenues	$1,153	$1,184	$1,194	$1,117	$1,114	$4,648	$4,567

Adjusted expenses
Interest credited to policyholder account balances	$151	$149	$147	$137	$147	$584	$593
Policyholder benefits and claims	134	152	180	143	174	609	607
Amortization of DAC and VOBA	95	211	128	82	198	516	505
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	449	417	416	394	387	1,676	1,629
Total adjusted expenses	829	929	871	756	906	3,385	3,334
Adjusted earnings before provision for income tax	324	255	323	361	208	1,263	1,233
Provision for income tax expense (benefit)	59	52	58	66	33	235	210
Adjusted earnings	$265	$203	$265	$295	$175	$1,028	$1,023

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Account value, beginning of period	$112,707	$114,041	$112,247	$105,089	$116,985
Deposits	1,608	1,490	1,511	1,327	1,295
Withdrawals, surrenders and contract benefits	(2,826)	(2,667)	(2,716)	(2,479)	(2,789)
Net flows (2)	(1,218)	(1,177)	(1,205)	(1,152)	(1,494)
Investment performance (3)	5,693	650	3,687	8,971	(9,711)
Policy charges and other	(756)	(807)	(688)	(661)	(691)
Account value, end of period	$116,426	$112,707	$114,041	$112,247	$105,089

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$13,069	$12,900	$12,734	$12,770	$13,225
Deposits	314	355	410	416	439
Withdrawals, surrenders and contract benefits	(332)	(250)	(312)	(521)	(963)
Net flows (2)	(18)	105	98	(105)	(524)
Interest credited	88	92	87	90	94
Other	(26)	(28)	(19)	(21)	(25)
Account value, end of period	$13,113	$13,069	$12,900	$12,734	$12,770

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,588	$4,590	$4,515	$4,541	$4,517

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed indexed annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
VARIABLE & SHIELD LEVEL ANNUITY SALES	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Shield Level Annuities (1)	$1,197	$1,137	$1,140	$985	$924	$4,459	$3,243
GMWB/GMAB	264	223	227	198	220	912	858
GMDB only	80	72	80	78	81	310	353
GMIB	17	18	26	23	20	84	107
Total variable & Shield Level annuity sales	$1,558	$1,450	$1,473	$1,284	$1,245	$5,765	$4,561

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$261	$296	$291	$281	$368	$1,129	$1,115
Fixed deferred annuities	49	55	114	133	73	351	171
Single premium immediate annuities	3	5	8	6	8	22	46
Other fixed annuities	—	2	4	3	4	9	14
Total fixed annuity sales	$313	$358	$417	$423	$453	$1,511	$1,346

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 90% of gross sales assumed via reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Premiums	$154	$143	$150	$145	$155	$592	$616
Universal life and investment-type product policy fees	109	53	59	58	61	279	317
Net investment income	106	117	116	97	115	436	449
Other revenues	6	7	5	3	4	21	7
Total adjusted revenues	$375	$320	$330	$303	$335	$1,328	$1,389

Adjusted expenses
Interest credited to policyholder account balances	$26	$30	$24	$25	$25	$105	$113
Policyholder benefits and claims	190	179	169	181	153	719	655
Amortization of DAC and VOBA	4	(31)	21	11	35	5	95
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	61	51	44	55	42	211	241
Total adjusted expenses	281	229	258	272	255	1,040	1,104
Adjusted earnings before provision for income tax	94	91	72	31	80	288	285
Provision for income tax expense (benefit)	19	18	14	6	16	57	57
Adjusted earnings	$75	$73	$58	$25	$64	$231	$228

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Variable universal and universal life account value, beginning of period	$2,699	$2,707	$2,727	$2,747	$2,753
Premiums and deposits (1)	62	62	58	65	64
Surrenders and contract benefits	(37)	(42)	(49)	(52)	(31)
Net flows	25	20	9	13	33
Net transfers from (to) separate account	12	17	18	13	8
Interest credited	26	26	26	25	27
Policy charges and other	(80)	(71)	(73)	(71)	(74)
Variable universal and universal life account value, end of period	$2,682	$2,699	$2,707	$2,727	$2,747

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,200	$5,269	$5,138	$4,679	$5,351
Premiums and deposits	54	54	55	59	59
Surrenders and contract benefits	(60)	(63)	(63)	(69)	(63)
Net flows	(6)	(9)	(8)	(10)	(4)
Investment performance	366	15	212	539	(603)
Net transfers from (to) general account	(12)	(17)	(18)	(15)	(8)
Policy charges and other	(55)	(58)	(55)	(55)	(57)
Variable universal life account value, end of period	$5,493	$5,200	$5,269	$5,138	$4,679

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
LIFE SALES	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Total life sales (1)	$12	$8	$4	$1	$4	$25	$23

	As of
LIFE INSURANCE IN-FORCE	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Whole Life
Life Insurance in-force, before reinsurance	$20,602	$20,954	$21,212	$21,518	$21,804
Life Insurance in-force, net of reinsurance	$3,163	$3,150	$3,172	$3,638	$3,648

Term Life
Life Insurance in-force, before reinsurance	$409,427	$415,478	$421,507	$427,239	$433,058
Life Insurance in-force, net of reinsurance	$314,034	$317,274	$321,285	$324,941	$328,876

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$54,269	$54,892	$55,628	$56,378	$56,882
Life Insurance in-force, net of reinsurance	$40,461	$38,543	$39,139	$39,844	$40,052

(1) In the fourth quarter of 2019, the Company refined the definition of life insurance sales to better reflect its business mix. Prior quarter amounts have been revised to conform with this definitional change.

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Premiums	$1	$—	$—	$1	$1	$2	$1
Universal life and investment-type product policy fees	191	150	182	193	180	716	776
Net investment income	323	327	339	276	331	1,265	1,310
Other revenues	7	7	6	6	6	26	25
Total adjusted revenues	$522	$484	$527	$476	$518	$2,009	$2,112

Adjusted expenses
Interest credited to policyholder account balances	$91	$92	$94	$96	$98	$373	$372
Policyholder benefits and claims	371	885	380	380	351	2,016	1,595
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	53	50	51	46	47	200	202
Total adjusted expenses	515	1,027	525	522	496	2,589	2,169
Adjusted earnings before provision for income tax	7	(543)	2	(46)	22	(580)	(57)
Provision for income tax expense (benefit)	1	(117)	—	(10)	4	(126)	(14)
Adjusted earnings	$6	$(426)	$2	$(36)	$18	$(454)	$(43)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Account value, beginning of period	$6,058	$6,084	$6,110	$6,154	$6,185
Premiums and deposits (1)	186	184	191	187	190
Surrenders and contract benefits	(34)	(18)	(27)	(39)	(38)
Net flows	152	166	164	148	152
Interest credited	59	58	58	57	60
Policy charges and other	(251)	(250)	(248)	(249)	(243)
Account value, end of period	$6,018	$6,058	$6,084	$6,110	$6,154

	As of
LIFE INSURANCE IN-FORCE	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$78,008	$78,722	$79,243	$79,817	$80,356
Life Insurance in-force, net of reinsurance	$37,740	$36,698	$36,945	$37,233	$37,601

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Premiums	$22	$23	$22	$23	$23	$90	$98
Universal life and investment-type product policy fees	—	—	(2)	(3)	(3)	(5)	(13)
Net investment income	18	23	17	17	19	75	57
Other revenues	4	1	5	6	1	16	10
Total adjusted revenues	$44	$47	$42	$43	$40	$176	$152

Adjusted expenses
Interest credited to policyholder account balances	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	14	18	13	14	16	59	64
Amortization of DAC and VOBA	3	3	4	4	3	14	16
Interest expense on debt	47	49	48	47	45	191	158
Other operating costs	57	44	62	50	80	213	345
Total adjusted expenses	121	114	127	115	144	477	583
Adjusted earnings before provision for income tax	(77)	(67)	(85)	(72)	(104)	(301)	(431)
Provision for income tax expense (benefit)	(21)	(57)	(21)	(22)	(33)	(121)	(120)
Adjusted earnings after provision for income tax	(56)	(10)	(64)	(50)	(71)	(180)	(311)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	8	9	7	2	—	26	5
Adjusted earnings	$(64)	$(19)	$(71)	$(52)	$(71)	$(206)	$(316)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Balance, beginning of period	$5,317	$5,492	$5,680	$5,717	$6,050
Capitalization	95	93	96	86	87
Amortization:
Included in adjusted earnings, excluding notable items	(137)	(162)	(153)	(97)	(236)
Related to notable items, included in adjusted expenses	35	(21)	—	—	—
Related to items not included in adjusted expenses	93	2	(17)	75	(233)
Total amortization	(9)	(181)	(170)	(22)	(469)
Unrealized investment gains (losses)	45	(87)	(114)	(101)	49
Balance, end of period	$5,448	$5,317	$5,492	$5,680	$5,717
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Annuities	$4,327	$4,191	$4,382	$4,534	$4,550
Life	1,019	1,021	1,001	1,034	1,051
Run-off	5	5	5	5	5
Corporate & Other	97	100	104	107	111
Total DAC and VOBA	$5,448	$5,317	$5,492	$5,680	$5,717

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net derivative gains (losses):
Variable annuity embedded derivatives	$121	$(530)	$(439)	$(194)	$(146)
Variable annuity hedges	(1,540)	948	245	(1,245)	1,844
ULSG hedges	(446)	656	312	122	217
Other hedges and embedded derivatives	(32)	(17)	31	14	123
Subtotal	(1,897)	1,057	149	(1,303)	2,038
Investment hedge adjustments	6	—	—	—	1
Total net derivative gains (losses)	$(1,891)	$1,057	$149	$(1,303)	$2,039

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Actuarial items and other insurance adjustments	$(42)	$442	$12	$—	$(26)
Establishment costs	25	10	30	27	39
Separation-related transactions	—	(23)	—	—	—
Total notable items (1)	$(17)	$429	$42	$27	$13

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$(42)	$30	$—	$—	$(12)
Life	—	(19)	—	—	—
Run-off	—	431	12	—	(14)
Corporate & Other	25	(13)	30	27	39
Total notable items (1)	$(17)	$429	$42	$27	$13

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Total Quarterly VA separate account gross returns	6.14%	0.83%	3.84%	10.02%	(9.23)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	26.19%	25.52%	25.04%	25.72%	24.83%
Percent allocated to bond funds/other funds	8.23%	8.50%	8.23%	8.30%	8.79%
Percent allocated to target volatility funds	23.10%	23.51%	24.11%	22.97%	23.05%
Percent allocated to balanced funds	42.48%	42.47%	42.62%	43.01%	43.33%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$31,160	31.58%	$24,473	28.02%
Foreign corporate securities	9,844	9.98%	8,026	9.19%
Residential mortgage-backed securities	9,118	9.24%	8,547	9.79%
U.S. government and agency securities	7,396	7.50%	9,095	10.41%
Commercial mortgage-backed securities	5,755	5.83%	5,248	6.01%
State and political subdivision securities	4,057	4.11%	3,597	4.12%
Asset-backed securities	1,955	1.98%	2,126	2.44%
Foreign government securities	1,751	1.78%	1,496	1.71%
Total fixed maturity securities	71,036	72.00%	62,608	71.69%
Equity securities	147	0.15%	140	0.16%
Mortgage loans:
Commercial mortgage loans	9,721	9.85%	8,529	9.77%
Agricultural mortgage loans	3,388	3.44%	2,946	3.37%
Residential mortgage loans	2,708	2.74%	2,276	2.61%
Valuation allowances	(64)	(0.06)%	(57)	(0.07)%
Total mortgage loans, net	15,753	15.97%	13,694	15.68%
Policy loans	1,292	1.31%	1,421	1.63%
Limited partnerships and limited liability companies	2,380	2.41%	2,291	2.63%
Cash, cash equivalents and short-term investments	4,835	4.90%	4,145	4.75%
Other invested assets:
Derivatives:
Interest rate	1,778	1.80%	717	0.82%
Equity market	921	0.93%	1,732	1.98%
Foreign currency exchange rate	286	0.29%	313	0.36%
Credit	36	0.04%	16	0.02%
Total derivatives	3,021	3.06%	2,778	3.18%
FHLB common stock	39	0.04%	64	0.07%
Other	156	0.16%	185	0.21%
Total other invested assets	3,216	3.26%	3,027	3.46%
Total investments and cash and cash equivalents	$98,659	100.00%	$87,326	100.00%

	For the Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net investment income yield (1), (2)	4.32%	4.52%	4.67%	4.10%	4.48%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Select Actual and Preliminary Statutory Financial Results (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
REVENUES AND EXPENSES (1)	December 31, 2019 (2)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019 (2)	December 31, 2018
Total revenues (Line 9)	$2,100	$3,443	$3,436	$2,393	$4,333	$11,372	$13,010
Total benefits and expenses before dividends to policyholders (Line 28)	$1,000	$3,047	$2,839	$2,429	$4,830	$9,315	$12,188

	For the Three Months Ended					For the Year Ended
NET INCOME (LOSS) (1)	December 31, 2019 (2)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019 (2)	December 31, 2018
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$1,100	$314	$597	$(43)	$(493)	$1,968	$968
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(300)	185	(701)	(147)	(203)	(963)	(1,923)
Net income (loss) (Line 35)	$800	$499	$(104)	$(190)	$(696)	$1,005	$(955)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	December 31, 2019 (2)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Combined total adjusted capital	$9,700	$8,406	$6,897	$6,314	$7,354

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and year ended December 31, 2019.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation (the “Separation”) from MetLife, Inc. (“MetLife”).
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market and counterparty risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the reserves we are required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; the potential material adverse effect of changes in accounting standards, practices and/or policies applicable to us, including changes in the accounting for long-duration contracts; our degree of leverage due to indebtedness; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of these third parties and any inability to obtain information or assistance we need from third parties, including MetLife; whether all or any portion of the tax consequences of the Separation are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements, including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments, or disagreements regarding MetLife’s or our obligations under our other agreements; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of potential future tax legislation that could decrease the value of our tax attributes and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the Separation will qualify for non-recognition treatment for federal income tax purposes and potential indemnification to MetLife if the Separation does not so qualify; the impact of the Separation on our business and profitability due to MetLife's strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent Quarterly Reports on Form 10-Q, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.'s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests and preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”) and amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings

Normalized statutory earnings is used by management to measure our insurance companies' ability to pay future distributions and are reflective of whether our hedging program functions as intended. Normalized statutory earnings is calculated as statutory pre-tax income less the change in the variable annuities reserve methodology (Actuarial Guideline 43) while including the change in both the reserve and capital methodology based CTE95 calculation, as well as unrealized gains (losses) associated with the variable annuities risk management strategy. Normalized statutory earnings may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income (loss) available to shareholders	$(1,077)	$676	$377	$(737)	$1,442
Less: Net investment gains (losses)	33	27	63	(11)	(86)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,897)	1,057	149	(1,303)	2,038
Less: GMIB Fees and GMIB Costs	34	(4)	(22)	35	(137)
Less: Amortization of DAC and VOBA	93	2	(17)	75	(233)
Less: Market value adjustments and other	17	(14)	(16)	(23)	(1)
Less: Provision for income tax (expense) benefit on reconciling adjustments	361	(223)	(34)	258	(325)
Adjusted earnings	282	(169)	254	232	186
Less: Notable items	17	(429)	(42)	(27)	(13)
Adjusted earnings, less notable items	$265	$260	$296	$259	$199

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(10.02)	$6.06	$3.27	$(6.31)	$12.14
Less: Net investment gains (losses)	0.31	0.24	0.55	(0.09)	(0.73)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(17.65)	9.48	1.29	(11.16)	17.17
Less: GMIB Fees and GMIB Costs	0.32	(0.04)	(0.19)	0.30	(1.15)
Less: Amortization of DAC and VOBA	0.87	0.02	(0.15)	0.64	(1.96)
Less: Market value adjustments and other	0.16	(0.13)	(0.14)	(0.20)	(0.01)
Less: Provision for income tax (expense) benefit on reconciling adjustments	3.36	(2.00)	(0.29)	2.21	(2.74)
Less: Impact of inclusion of dilutive shares	0.01	—	—	0.01	—
Adjusted earnings per common share	2.61	(1.52)	2.19	1.98	1.56
Less: Notable items	0.16	(3.85)	(0.36)	(0.23)	(0.11)
Adjusted earnings, less notable items per common share	$2.46	$2.33	$2.56	$2.21	$1.68

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income (loss) available to shareholders	$(761)	$1,758	$811	$195	$865
Less: Net investment gains (losses)	112	(7)	(76)	(214)	(207)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,994)	1,941	191	(274)	687
Less: GMIB Fees and GMIB Costs	43	(128)	(96)	(93)	(124)
Less: Amortization of DAC and VOBA	153	(173)	(153)	(232)	(435)
Less: Market value adjustments and other	(36)	(54)	(37)	(12)	38
Less: Provision for income tax (expense) benefit on reconciling adjustments	362	(324)	40	179	14
Adjusted earnings	$599	$503	$942	$841	$892
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Brighthouse Financial, Inc.’s stockholders’ equity	$15,912	$15,254	$14,402	$13,864	$13,767
Less: Preferred stock, net	330	247	165	82	—
Brighthouse Financial, Inc.’s common stockholders’ equity	15,582	15,007	14,237	13,782	13,767
Less: AOCI	2,379	1,841	1,291	898	899
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$13,203	$13,166	$12,946	$12,884	$12,868
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Return on common equity	(4.9)%	11.7%	5.7%	1.4%	6.3%
Return on AOCI	(32.0)%	95.5%	62.8%	21.7%	96.2%
Return on common equity, excluding AOCI	(5.8)%	13.4%	6.3%	1.5%	6.7%
Less: Return on net investment gains (losses)	0.8%	—%	(0.6)%	(1.7)%	(1.6)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(15.1)%	14.7%	1.5%	(2.1)%	5.4%
Less: Return on GMIB Fees and GMIB Costs	0.3%	(0.9)%	(0.7)%	(0.7)%	(1.0)%
Less: Return on amortization of DAC and VOBA	1.2%	(1.3)%	(1.2)%	(1.8)%	(3.4)%
Less: Return on market value adjustments and other	(0.2)%	(0.4)%	(0.3)%	(0.1)%	0.3%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	2.7%	(2.5)%	0.3%	1.4%	0.1%
Adjusted return on common equity	4.5%	3.8%	7.3%	6.5%	6.9%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Total revenues	$306	$3,187	$2,370	$691	$4,026	$6,554	$8,965
Less: Net investment gains (losses)	33	27	63	(11)	(86)	112	(207)
Less: Net derivative gains (losses)	(1,891)	1,057	149	(1,303)	2,039	(1,988)	702
Less: GMIB Fees	66	67	65	66	67	264	271
Less: Investment hedge adjustments	(6)	—	—	—	(1)	(6)	(14)
Less: Other	10	1	—	—	—	11	(7)
Total adjusted revenues	$2,094	$2,035	$2,093	$1,939	$2,007	$8,161	$8,220

Total expenses	$1,678	$2,383	$1,901	$1,644	$2,239	$7,606	$7,976
Less: Amortization of DAC and VOBA	(93)	(2)	17	(75)	233	(153)	435
Less: GMIB Costs	32	71	87	31	204	221	395
Less: Other	(7)	15	16	23	1	47	(44)
Total adjusted expenses	$1,746	$2,299	$1,781	$1,665	$1,801	$7,491	$7,190

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Investment portfolio gains (losses)	$43	$30	$68	$(8)	$(55)	$133	$(156)
Investment portfolio writedowns	(10)	(3)	(5)	(3)	(2)	(21)	(11)
Total net investment portfolio gains (losses)	33	27	63	(11)	(57)	112	(167)
Other incremental net investment income	—	—	—	—	(29)	—	(40)
Net investment gains (losses)	$33	$27	$63	$(11)	$(86)	$112	$(207)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Investment income yield (1)	4.43%	4.62%	4.79%	4.24%	4.62%
Investment fees and expenses (2)	(0.11)%	(0.10)%	(0.12)%	(0.14)%	(0.14)%
Net investment income yield	4.32%	4.52%	4.67%	4.10%	4.48%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.